![PARADIGM SOLUTIONS logo]

A PARADIGM HOLDINGS COMPANY



Corporate Overview & Growth Strategy

27 September, 2006







Building Information Technology and Business Solutions
Right for Today...Ready for Tomorrow

Safe Harbor Statement

Statements contained in this presentation that are not historical facts may constitute forward-looking statements within the meaning of the securities laws, including statements about the Company's future growth and revenue opportunities and future economic and industry conditions. The Company believes that its expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties.

The Company cautions that a variety of factors could cause the Company's business and financial results to differ materially from those expressed or implied in forward-looking statements. These factors include, but are not limited to: the Company's ability to comply with government regulations; changes in the Company's book of business; the Company's dependence on government appropriations and procurements; the Company's ability to profitably execute its contracts; the Company's leveraged position; the Company's ability to service its debt; changes in the law; the Company's ability to maintain adequate insurance coverage; a decline in civilian agency and defense spending; industry competition; the Company's ability to attract and retain key individuals; risks associated with commercial operations; and other factors discussed more fully in reports filed on a periodic basis with the Securities and Exchange Commission.

The Company assumes no obligation to update any forward-looking statements.





Presentation Agenda

Section	Speakers
Corporate Overview	Peter B. LaMontagne
Financials & Metrics	Richard Sawchak
Industry Overview	Peter B. LaMontagne
Strategic Plan	Peter B. LaMontagne / Richard Sawchak
Conclusions / Q&A	Peter B. LaMontagne





Paradigm Holdings at a Glance

- **$60 million Federal Government IT solutions and services company**
  - Incorporated in 1996 -- graduated 8(a)/SDB transitioning to full/open competitive strategy
  - Key Customers: Treasury (OCC), ATF, IRS, HUD
  - Publicly traded; OTCBB: PDHO
- **Technology Focused – Key Competency Practices**
  - Systems Engineering, Development & Integration
  - Infrastructure Support and NOC Support
  - Business Continuity Planning & Information Security/Assurance (OpsPlanner BCP and Emergency Management .NET web based tool)
  - Program Management (Early Stages)
- **Quality Assurance** (Continuous Paradigm Product and Process Improvement (CP^{3}I))
  - ISO 9001-2000 Certified
  - Independently Assessed CMMI Level 2
- **270 IT professionals (35% with security clearances)**
- **Experienced Executive Management Team**
- **Announcement on Form 8-K (26 September) to focus on Federal IT and pursue strategic alternatives for Commercial business**
  - Results in pure-play focus on Federal marketplace
  - Key initiative to revitalize Federal business organic growth and corporate development
  - Expect initiatives to result in one-time charge to be taken in 2006 (mostly non-cash)
  - Focus on core market will drive improved financial performance

Experienced Management Team

Name	Title	Experience	Background
Raymond Huger	Chairman and CEO	30+	Paradigm Founder, IBM veteran with sales, technical and strategic corporate experience
Peter LaMontagne	President and COO	17	Former ManTech executive who helped lead IPO and five year growth from $400MM to $1B; US Foreign Service Officer with China and technical focus
Richard Sawchak	VP and CFO	10	GXS, Multilink and Lucent with significant public company experience & M&A transaction expertise in IT, software and hi-tech industries
Harry Kaneshiro	EVP of Federal Operations	30+	Paradigm Founder, Federal IT company experience—strong BD and operations experience in civilian agencies
TBH	VP of Business Development	--	In discussions with leading candidates

- Industry experience and technical expertise
- Execution and growth oriented — understand success drivers and importance of customer support
- Security clearances and industry relationships with customers, partners, banks and vendors
- Full life-cycle M&A experience & expertise





Strong and Growing Customer Base

- Internal Revenue Service (IRS)
- Office of the Comptroller of the Currency (OCC)
- Bureau of Engraving & Printing (BEP)
- Alcohol and Tobacco Tax and Trade Bureau (TTB)

- Office of Community Planning and Development (CPD)

- Bureau of Alcohol, Tobacco and Firearms (ATF)

- U.S. Secret Service
- U.S. Customs

- National Technical Information Service (NTIS)





Key Service Offerings

Systems Engineering

Service Offering

- Software Development and Maintenance
- Reengineer Legacy Systems
- Data Warehousing and Business Intelligence
- Web-enabled Application Development

Environment / Tools

- J2EE
- Oracle
- PowerBuilder
- .NET
- XML, Intelligent Forms, XHTML, XSLT
- COBOL/DB2
- Business Objects
- WebFocus
- Microstrategy
- JAVAScript
- ColdFusion
- MacroMedia Suite

Selected Clients

- ATF
- TTB
- Bureau of Customs and Border Protection
- HUD-CPD
- NTIS

Integration of industry-leading technologies with Paradigm's CP^{3}I Quality Assurance Program Maximizes Organizational IT Investments

ISO 9001:2000 Certified, CMMI Level 2 Practices and Earned Value Management

Information Security

Service Offering

- Continuity of Operations
- Security Vulnerability Assessment and Remediation
- Disaster Recovery Support
- Certification and Accreditation

Environment / Tools

- OpsPlanner™
- NESSUS
- McAfee Appliance
- Agency Hotsite Location
- NIST Special Publication 800 Series, FISMA and FIPS-199

Selected Clients

- BEP
- NTIS
- HUD
- SBA
- USSS
- OCC
- IRS
- ATF
- TTB

Solutions that Provide High Levels of Infrastructure Protection and Security

Access to Leading-Edge Security Solutions - OpsPlanner™





Key Service Offerings (cont.)

Infrastructure Support

Service Offering

- 24x7 Facility Management and Data Center Operations Support
- Disaster Recovery and Data Backup Support
- Software License and Maintenance Support
- Network-Centric Solutions and Help Desk Support (TIER I, II, III)

Environment / Tools

- IBM OS 390 and Z/OS 1.0 – 1.6 Agency Hotsite
- IBM Mainframe Environment
- Windows 2000/2003
- UNIX, Linux
- Active Directory, Exchange, What's Up Gold, Veritas
- Remedy, TrackIT

Selected Clients

- BEP
- OCC
- IRS
- USSS
- SBA
- NTIS
- ATF
- TTB

Professional Data Center and NOC Services that Protect Critical Network and Computing Infrastructure

IBM Mainframe environment experts, facility management, lights-out facilities, datacenter relocation and hardware and software asset management and licensing administration

Program Management

Service Offering

- IT Strategic Planning, Program Assessment, Life Cycle Planning
- Project Management
- Performance-Based Contracting Support
- SA-CMM Compliance Support

Environment / Tools

- OMB Circular A-130, Clinger-Cohen, Agency SDLC
- MS Project and Project Server, Project Plans
- Agency Performance Metrics
- SEI SA-CMM Model

Selected Clients

- ATF
- TTB
- HUD
- NTIS
- USSS
- BEP
- IRS
- SBA

Extensive experience managing performance-based contracts resulting in identification, collection and reporting of objective performance measurements

Strong Project Management capabilities supported by Paradigm's CP^{3}I Quality Assurance Program

ISO International Organization for Standardization

PARADIGM SOLUTIONS
A PARADIGM HOLDINGS COMPANY





Independent Board of Directors

Francis X. Ryan, CPA
Board Member and Audit Committee Chair

- Over 20 years experience managing public companies at the Executive level
- President of F.X. Ryan & Associates, a management consulting firm
- Central Command Special Operations Officer for Operation Enduring Freedom
- Expert speaker in the fields of Corporate Governance and Sarbanes-Oxley regulations

John A. Moore
Board Member and Compensation Committee Chair

- More than 30 years experience in private and public company management for IT firms
- Former Executive Vice President and CFO of ManTech International
- ManTech IPO in 2002 and secondary offering
- Extensive experience in strategic planning, corporate compliance, and SEC reporting.

Edwin M. Avery
Board Member

- Over 30 years of diverse experience in leading organizations through every lifecycle phase
- Expertise in business development, finance, capital management and regulatory issues
- Managing Partner of Avery & Company, focused on project design, management, funding, M&A





Financial Overview

- Federal IT business which has historically exhibited revenue growth and profitable operations
  - IT services coupled with OpsPlanner™ software solution
- Approximately $90 million of total contract backlog as of June 30, 2006
- One-time charge expected in 2nd-half 2006 related to executing on strategic alternatives with regard to the Commercial business
- Management focus on leveraging cost structure to improve profitability
- Active corporate development and expanding internal business development to identify accretive acquisitions, complement service offerings and continue organic revenue growth
- Well positioned for broader access to capital markets





Historical Financial Performance

$ in Thousands, except per share information

	6-Months Ending June 30, 2006	Calendar Year Ending December 31, 2005	2004	2003
Revenue	**$32,778**	**$63,515**	**$61,756**	**$51,206**
Growth (% over prior year)	*7%*	*3%*	*21%*	*36%*
Operating Income	**$590**	**$1,523**	**($1,783)**	**$445**
Net Income	**$220**	**$823**	**($3,767)**	**$432**
Earnings Per Share	**$0.01**	**$0.04**	**($0.21)**	**$0.03**
Shares (000's, average diluted)	*21,084*	*20,110*	*17,897*	*17,500*
Selected Balance Sheet Items:				
Total Assets	$21,236	$21,383	$17,688	$18,382
Line of Credit	$5,445	$4,883	$3,220	$3,000
Total Equity	$4,917	$4,679	$2,356	$6,127
Pro Forma Results*:				
Net Income			($1,125)	$287
Earnings Per Share			($0.06)	$0.02
Shares (000's, average diluted)			*17,897*	*17,500*

Federal Foundation Yields Growing and Profitable Business

* Effective November 5, 2004, Paradigm revoked its S-Corporation status to become a C-Corporation. The financial statements as of December 31, 2004 and 2003 include pro forma adjustments to provide for an income tax provision (benefit) and a deferred tax liability as if we had been a C-Corporation during these periods of operation.

PARADIGM SOLUTIONS

A PARADIGM HOLDINGS COMPANY





Long-term Fed IT Industry Targets

	Longer-term Targets/Goals
Annual Revenue Growth:	
➢ Organic	10%
➢ Acquisition-based	10%
Operating Margins *(% of revenues)*	5 – 8%
Days Sales Outstanding	70 days
Total Backlog *(Multiple of Annual Revenues)*	2.0x
Total Qualified Pipeline *(Multiple of Annual Revenues)*	5.0x
Prime Contracts *(As % of Annual Revenues)*	75-85%





Key Financial Metrics

Contract Types
Based on 6-Months Ended 6/30/06



Time & Materials 28%
Fixed Price 55%
Cost Plus 17%

Total Backlog of $89.7 million
Based on Total Backlog at 6/30/06



Funded 32%
Unfunded 68%

Top Customers
Based on 6-Months Ended 6/30/06



Other 22%
IRS 24%
OCC 15%
HUD 22%
ATF 17%

Customer Tenure
Based on Internal Paradigm Analysis



5 or More 30%
< 1 Year 18%
1-2 Years 27%
3-4 Years 25%

Capitalization and Ownership

Ownership of PDHO Common Stock
Based on data available at 6/24/06

	Shares Owned (000's)
Raymond Huger	12,770
Harry Kaneshiro	3,150
FTC Emerging Market s	1,564
J Paul Consulting	992
Shortline Equity	500
Ultimate Investments	420
Sky Blue Ventures	251
All Other Shareholders (approx. 2,500)	856
Total Common Stock	**20,503**

Revolving Credit Facility
Established July 2005

Bank:	Chevy Chase
Maximum Amount:	$9.0 million
Interest Rate:	LIBOR + 3.0%
Term:	2 Years; July 2007 Maturity
Type:	Borrowing Base / Asset Backed with customary covenants

Closely Held Ownership Yielded Lightly Traded Business





Federal Government IT Industry Overview

Industry Size & Growth

- US Govt. IT spending forecasted to grow from $75.4 billion in 2006 to $93.4 billion in 2011, a 4.4% CAGR (includes products and services)
  - 50-50 split between DoD (includes Intelligence agencies) and Civilian agencies
  - Department of Homeland Security driving Civilian agency growth
  - Supplemental spending bills for GWOT and/or disaster relief often add to spending in mid-year
- IT generally consumes 7% of discretionary spending

Demand Steady Despite Budget Deficit Pressure

- Global War on Terror fundamentally IT-Intelligence intensive; real time access to information on reliable, high performance systems key to success for USG
- Federal IT workforce continues to retire or move to private sector
- Tight budgets force agencies to focus on “inherently governmental mission” --- rarely providing IT services
- Information sharing and more efficient data exploitation focus for Congress and White House

Risks and Market Pressure

- Budgets are tightening and “new start” programs fewer and more competitive
- Procurement officials focusing on “performance based” procurements which can add risk
- Election cycle often results in changes in CIOs and strategic direction—can delay procurement activity

Source: Market sizing and growth information from INPUT.





Competitive Landscape

- Multi-billion $ market cap
- Stable membership with few new entrants or mergers
- Size makes top and bottom line expansion difficult
- Perennial consolidators

Technical Services & Hybrid Outsource/IT	Aerospace Defense Primes	OEMs
UNISYS, IBM	Lockheed Martin, Northrop Grumman, General Dynamics	Dell

- $300M-5B market cap
- Solid margin performance
- Services/solutions focused—few products/systems
- Pure-play Federal
- Alternative to Commercial IT since .COM bust

Mid-Tier IT/Technical Service Providers

Founder Led Old Guard	PE/VC Backed Roll-Ups
MTC Technologies, CACI, ManTech International Corporation, SRA International, Inc.	SI International, NCI

- Closely held and led by passionate founders; most "stay off radar"
- $5M-$300M in revenue
- Strong growth based on performance, innovation, agility and relationships
- Exec teams typically with limited M&A experience

Small-Medium Sized Innovators

8(a) and SDBs	Niche Specialists & Successful Graduates	Platforms & SPACs

- Fragmented, but stratified market
- Proven history of cyclical consolidation
- Sustained value driven in recent years by Federal Government need for IT services
- Long-term Global War on Terror also driving spending

Consolidation Cycle & Paradigm Strategy

Acquisition Drivers for Top Tier

- Revenue Growth & Margin Expansion Pressures from Wall Street
- Need for New Staff
- "Buy the Innovator"
- Focus on Large Deals from Mid-Tier
- Market Share & Technology Leadership Rivalries

Paradigm's strategy is to join mid-tier to fill gaps created by consolidation/acquisition.

Conventional exit strategy is to be acquired by mid-tier consolidator as founder departs.


Top Tier Prime Industry Giants
Mid-Tier IT/Service Providers
Acquisition Factors & Valuation Drivers
• Growth & Profit Margins
• Cleared Staff with Technical Skills
• Customer Set & Contracts (prime vs. sub)
• Small Business Set Aside Exposure
Small-Medium Sized Innovators
New Company Creation
Executive Talent & Technical Entrepreneurs





Strategic Actions & Execution

1. **Focus on Federal IT marketplace; Pursue strategic alternatives for Commercial business**
   - Federal marketplace is a proven sector with long-term history of sustained value
   - Federal IT dependence protects from traditional business cycle — alternative to commercial IT services
   - Typically high revenue visibility and solid margins within Federal services
2. **Complete transition from private hybrid model to lean cost-sensitive structure**
   - Focus on higher value Federal business capture, building BD team and investing in employee training and retention
3. **Reinvigorate Organic Growth Platform**
   - Expand Business Development team and hire new lead VP
   - Leverage existing relationships (with customers and large prime contractors)
4. **Execute Corporate Development Plan (M&A)**
   - Full life cycle M&A experience (targeting, due diligence, integration)
5. **Experienced and Disciplined Management Team**
   - Proven public company experience and expertise
   - Federal government IT and National Security experience with security clearances
   - Drive Executive team culture that values and directly supports expansion and deal execution

Build Organic Growth Platform

- Establish and promote culture that drives and values expansion -- foster environment in which executives are expected to sell
- Recognize and manage incremental growth at customer sites by rewarding BD-oriented PM's and focus on retention/recruitment of top technical talent
- Hire Vice President of BD and establish agile, but process oriented, BD team rewarded on key metrics:
  - Pipeline growth
  - $ value of proposals bid
  - $ value of wins
- Build a "proposal machine" focused on full-cycle BD:
  - Collect market intelligence
  - Target weak incumbents and well funded programs
  - Position for the win early
  - Develop the right team
  - Bid the qualified staff and "Price to win"
- Target National Security Sector: DHS, DoD, Intelligence
- Focus on high-value services: IA, BCP with emphasis on T&M contracts or "safe" performance-based CPAF procurements

Accelerate Corporate Development

- **Acquisition program based on existing relationships and industry trends**
- **Targeting companies with the following characteristics:**
  - Small, non-auction companies in the Federal marketplace
  - Annual revenues ranging from $3 million to $50 million
  - T&M based contracts (preferably)
  - Supporting DoD, National Security and/or DHS…but key driver is availability
  - “Reasonable” valuation based on current EBITDA and minimal back office
    - Seek opportunities before targets’ founders invest in infrastructure and BD
- **Recognize challenges to executing quickly:**
  - ***OTC publicly traded*** is a possible limitation and cost driver
  - Seek to ***finance via debt*** but open to limited, strategic dilution
  - Balance sheet and credit line already in use to support existing commercial business, while strategy going forward ***focuses on Federal***





Summary

- Focusing strategy and operations on proven Federal IT services market
  - $75.4 billion in 2006 and growing at 4.4% CAGR through 2011
  - Strong demand drivers
- Public company with successful foundation in Federal IT services marketplace
- Experienced management team and advisors with proven track records of success
- Committed to executing on strategic action plan…
  - Singular focus on Federal IT marketplace
  - Pursue strategic alternatives for Commercial business
  - Focused, professional executive management team
  - Reinvigorate organic business development
  - Accelerate corporate development plan (M&A)





Question and Answer Session

Thank You

9715 Key West Avenue, Third Floor
Rockville, MD 20850
(301) 468-1201 (fax)
www.paradigmsolutions.com

Peter B. LaMontagne
President and COO
(240) 283-3463 (office)

Richard Sawchak
Vice President and CFO
(240) 283-3404 (office)



